UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2006

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)


       Delaware                           0-25563                65-0648808
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)            Number)            Identification No.)

336 West 37th Street, Suite 410
New York, New York                                                 10018
(Address of principal executive offices)                         (Zip Code)

                                 (212) 564-1111
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 25, 2006, our subsidiary, Ckrush Entertainment, Inc., entered into an agreement with English Distribution, LLC to form a joint venture known as Ckrush Distribution, LLC, a Delaware limited liability company. Ckrush Distribution was formed to engage in the international distribution of feature length motion pictures. The agreement was made effective as of January 1, 2006.

     Ckrush Distribution is currently responsible for the international distribution of five motion pictures. Each of Ckrush Entertainment and English Distribution agreed to contribute to Ckrush Distribution any international distribution rights it acquires for any feature length motion picture, unless prohibited or not assignable due to financing related restrictions. Both Ckrush Entertainment and English Distribution must agree in order for Ckrush Distribution to undertake the distribution of any other films that neither Ckrush Entertainment nor English Distribution controls.

     The operating agreement of Ckrush Distribution obligates English Distribution and Ckrush Entertainment to contribute $240,000 and $120,000, respectively, to the capital of the company, although we are both entitled to 50% of the profits of Ckrush Distribution, after reimbursement of fifty percent (50%) of certain expenses already incurred by English Distribution.

     A copy of this agreement is attached as an exhibit to this report.

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
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

 Exhibit Number                         Description
--------------------------------------------------------------------------------
    10.1 Operating Agreement of Ckrush Distribution, LLC between English Distribution, LLC and Ckrush, Inc. dated May 25, 2006 and effective as of January 1, 2006.




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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 31, 2006                        CKRUSH, INC.
                                            (Registrant)


                                            By: /s/ Jeremy Dallow
                                              -------------------
                                              Jeremy Dallow, President

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


                                  EXHIBIT INDEX


Exhibit Number                    Description                              Page
-------------- ---------------------------------------------------------   ----
  10.1 Operating Agreement of Ckrush Distribution, LLC between English Distribution, LLC and Ckrush, Inc. dated May 25,
               2006 and effective as of January 1, 2006.                    6





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